UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	(811-22543)

KKR Income Opportunities Fund
(Exact name of registrant as specified in charter)

555 California Street, 50th Floor San Francisco, CA			94101
(Address of principal executive offices)			(Zip code)

Nicole J. Macarchuk, Esq. KKR Asset Management LLC 555 California Street, 50th Floor San Francisco, CA 94101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(415) 315-3620

Date of fiscal year end:	October 31, 2015

Date of reporting period:	April 30, 2015

Item 1. Reports to Stockholders.

KKR

KKR Income Opportunities Fund

Semi-Annual Report

April 30, 2015

Income Opportunities Fund	April 30, 2015 (Unaudited)

Table of Contents

Management Discussion of Fund Performance	1
Performance Information	7
Schedule of Investments	8
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	19
Financial Highlights	20
Notes to Financial Statements	21
Information About the Fund’s Trustees	32
Voting Results from the March 23, 2015 Shareholder Meeting	32
Dividend Reinvestment Plan	33
Privacy Notice	35

The KKR Income Opportunities Fund (the “Fund”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 will be available (i) without charge, upon request, by calling 855-330-3927; and (ii) on the Commission’s website at http://www.sec.gov.

Management Discussion of Fund Performance

Looking Back on the Markets - November 1, 2014 to April 30, 2015

The credit markets came under pressure in Q4 2014 as global growth concerns resurfaced. Many credit and event-driven hedge funds became forced sellers because of the sharp pullback in energy-related credits and equities. The sell-off intensified, particularly in mid-December, as crude oil prices plummeted further, resulting in yields and spreads in the leveraged loan and high yield markets hitting the highest levels since 2012.(1)

Coming off this more volatile Q4 2014, price movement in the credit markets was more benign in Q1 2015. Stronger technicals and a surge of retail inflows bolstered demand and supported spreads in the leveraged credit market. As the quarter progressed, the leveraged loan market continued to benefit from strong CLO issuance. During the period, yields compressed 20-30bps across the credit markets.(2)

Leveraged Loans

Leveraged loan new-issue volume slumped to a three-year low in Q4 2014 amid the challenging market conditions which drove the returns for the S&P LSTA Leveraged Loan Index into negative territory. Specifically, new-issue leveraged loan volume decreased to $68.6 billion (“bn”) in Q4 2014, down from $133.1bn in Q3 2014.(1) The weakness in the new-issue leveraged loan market was observed across all market segments, but perhaps most notably in the M&A and re-pricing space. M&A-related loan issuance activity decreased to $40.2bn in Q4 2014, nearly half the $80.7bn volume observed in Q3 2014.(1) Not surprisingly given the volatility, re-pricing volume fell to a mere $4.5bn in Q4 2014, decreasing approximately 66% quarter over quarter.(1)

Against this backdrop, the S&P LSTA Leveraged Loan Index returned -0.51% in Q4 2014, marking the worst quarterly performance since Q3 2011.(1) This negative return was further exacerbated by continued retail outflows in the loan space. Notably, in Q4 2014, retail investors pulled an estimated $14.4bn from leveraged loan mutual funds, bringing YTD 2014 outflows in the loan space to a record estimated $20.0bn.(3) The outflows were marginally offset by the CLO market. In Q4 2014, CLO issuance reached $30.2 billion, approximately $2.0bn less than Q3 levels, bringing YTD issuance to approximately $124.0 billion, up from $83.0 billion during FY2013.(3)

In Q1 2015, leveraged loan new-issue volume rose moderately to $86.1 billion, up from $66.6bn in Q4 2014.(4) Although up quarter over quarter, leveraged loan new-issue volume in Q1 2015 was still well below the $168.3 billion that priced in Q1 2014.(4) Similar to the trends observed in the broader loan new-issue market, M&A-related loan new issuance activity rose to $56.7 billion in Q1 2015, up from $38.1 billion in Q4 2014.(4) However, Q1 2015 M&A-related loan new issuance was down nearly 20% from the levels observed in Q1 2014, a notable decline in issuance year-over-year.(4) We believe the decline in new issue volume can be attributed to the impact of the leveraged lending guidelines and other regulatory pressures that have caused banks and companies to refrain from underwriting. As we look ahead to the second half of 2015, we believe the increased loan new issuance will be driven by repricings given the lack of net new product. Notably, in April 2015, leveraged loans issued for repricing purposes amounted to 20.1% of loan issuance, demonstrating the strong technical tailwind in the leveraged credit markets.(5)

In Q1 2015, the S&P LSTA Leveraged Loan Index returned 2.12%, recouping the -0.51% observed in Q4 2014.(6) This positive return was supported by moderating loan outflows. Specifically, retail investors pulled $5.0 billion from leveraged loan mutual funds over the three month period ending March 31, 2015 versus $14.4

(1) Source: S&P LCD Quarterly Review as of December 31, 2014.

(2) Source: S&P LCD Discounted Spreads and Bank of America Merrill Lynch Markets Online as of March 31, 2015.

(3) Source: S&P LCD Leveraged Lending Review as of December 31, 2014.

(4) Source: S&P LCD Quarterly Review as of March 31, 2015.

(5) Source: JP Morgan Leveraged Loan Market Monitor as of May 1, 2015.

(6) Source: S&P LCD Leveraged Loan Index Returns as of March 31, 2015.

billion in Q4 2014.(7) These moderate outflows were fully offset by the CLO market. US CLO issuance hit a record high in March with 31 new CLOs pricing for $16.4bn, surpassing the previous record of $16.1bn in July 2014.(7) Year to date, US CLO issuance totals $31.2bn, marking the fourth largest quarterly total on record and coming in well above the $23.9bn that priced in Q1 2014.(7)

High Yield Bonds

The high yield market also came under pressure in Q4 2014, posting the first negative outcome since 2011.(8) Specifically, the Bank of America Merrill Lynch High Yield index returned -1.07% in Q4 2014.(9) Additionally, the spread on the Bank of America Merrill Lynch High Yield index increased nearly 65 bps in Q4 2014, while yields rose 48bp from 6.47% at the end of September to 6.95% at the end of December.(9) High yield issuance in Q4 2014 was relatively light at $69.8bn, bringing YTD 2014 new high yield issuance to $356.0bn (down from approximately $400.0bn in FY2013).(8) Furthermore, high-yield mutual funds experienced $6.9bn in withdrawals in December 2014, after experiencing $5.6bn of inflows in the first two months of Q4 2014. Outflows for high-yield mutual funds now total a record $20.6bn in 2014, up from $4.7bn of outflows in 2013 and $29.0bn of inflows in 2012.(8)

Volatility increased in December with significant pressure on prices before the FOMC meeting and a mild rally after the meeting. As a proxy, the VIX index started the fourth quarter at 16.3 on September 30, 2014 and subsequently declined down to 13.3 by the end of November amidst the sell-off.(10) The VIX then increased approximately 45% over the month of December, ending the year at 19.2 as of December 31, 2014.(10) Since the end of the year, the VIX has further increased, reaching in excess of 21.0, highlighting the volatility that has continued as oil prices have continued to fall.(10)

After posting its first negative return since 2011 in Q4 2014, the high yield market rebounded in Q1 2015 fueled by renewed demand from retail investors. Specifically, the Bank of America Merrill Lynch High Yield index returned 2.55% in Q1 2015 while spreads and yields decreased over 20bp and 30bp, respectively, benefitting the new issue primary market.(11) Notably, high yield issuance in Q1 2015 rose to $95.6 billion, up approximately 37% from the level of issuance observed in Q4 2014 ($68.9 billion).(12) On the fund flows front, following two consecutive monthly inflows to begin 2015, high-yield bond mutual funds experienced a modest outflow in March, bringing QTD inflows to $10.1 billion.(12) This compares to a $3.4 billion inflow in the first quarter of 2014 and a record $23.8 billion outflow in 2014.(12)

Looking Ahead to the Second Half of 2015

As we look ahead to the second half of 2015, we believe the lack of liquidity and continued outflows from loan and high yield mutual funds may enhance the volatility in the leveraged credit markets, creating opportunities for those managers with flexible pools of capital and the ability to be dynamic. Furthermore, any other forced selling due to macroeconomic events may put pressure on prices, further exacerbating the volatility in the equity and credit markets. Other themes informing our investment decisions include:

•                       Lack of Liquidity: Since the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act in 2010, traditional liquidity providers have been unwilling to warehouse risk on their balance sheets, leading to exaggerated price moves when a large position has to be moved in the market.

•                       Impact of Technicals: In our view, fund flows, rather than fundamental or pure credit concerns, continued to introduce volatility in the leveraged credit markets. These fund flows have had an impact on prices, specifically in the form of wider spreads in the leveraged loan and high yield markets. As a result of the recent record outflows, mutual funds have been forced sellers of liquid paper, many of which are large index names. The forced selling has been observed across a wide range of sectors, credit profiles and yields, highlighting how downward price movements have not been necessarily tied to issuer-specific fundamentals, but rather broader market technicals.

(7) Source: JP Morgan Leveraged Loan Market Monitor as of April 1, 2015.

(8) Source: JP Morgan High Yield Market Monitor as of January 5, 2015.

(9) Source: Bank of America Merrill Markets Online as of December 31, 2014.

(10) Source: Bloomberg as of September 30, 2014, November 31, 2014 and December 31, 2014.

(11) Source: Bank of America Merrill Markets Online as of March 31, 2015.

(12) Source: JP Morgan High Yield Market Monitor as of April 1, 2015.

•                       Hedge Fund Deleveraging: We observed intense and, at times, forced selling across credit and event-driven hedge funds, which were hit hard in Q4 2014 by the unfavorable court ruling on Fannie Mae and Freddie Mac, Abbvie walking away from its bid for Shire and the sharp pull back in energy-related equities and credits. In some cases, this forced selling resulted in sharp price declines, exacerbating the volatility in the equity and credit markets.

Amidst these market technicals, we continue to observe a “flight to quality” as exhibited by high demand for attractive new issues in the credit markets. Furthermore, we would characterize the bank loan and high yield markets as “have and have not’s” markets where having exposure to certain industries and issuers is key to differentiating performance from that of the benchmark and competitors. Finally, we continue to watch rates closely and believe that although conditions are starting to ripen for the Fed to begin hiking rates, the Fed will proceed at a moderate pace.(13)

A Closer Look at the Impact of Commodity Price Volatility Over the Last Six Months

Over the last six months, volatility in commodity prices has been an overhang on the credit markets given the number of issuers, especially in the high yield market, that may face pressure if prices fail to rebound from the current approximately $50 level.

Prior to the sell-off in the commodity market, the energy and oil and gas sectors represented ~25% and ~10% of the Bank of America Merrill Lynch High yield Master II Index and S&P LSTA Leveraged Loan Index, respectively, as of September 30, 2014. By December 31, 2014, exposure to the energy and oil and gas sectors had decreased in both indices, representing ~18% and ~5% of the Bank of America Merrill Lynch High Yield Master II Index and S&P LSTA Leveraged Loan Index, respectively.(14) Despite this decrease in exposure quarter over quarter, the exposure to the energy and oil and gas sectors negatively impacted performance in these markets, making energy the worst performing sector in both indices in the fourth quarter of 2014 and full year 2014.(14) Specifically, high yield issuers in the energy sector posted -11.36% and -7.64% returns in the fourth quarter of 2014 and full year 2014, respectively.(14) Similarly, loan issuers in the energy sector posted -10.29% and -8.25% returns in the fourth quarter of 2014 and full year 2014, respectively.(14)

The effect of the commodity price volatility was also observed in the issuance market, where issuance from companies in the energy sector all but disappeared in December.(14) Notably, 9.3% of Q4 2014 issuance in the high yield market was tied to energy companies.(14) Of this Q4 total, 0% was issued in December and the balance was fairly well split between November and October.(14) Similarly, Q4 2014 energy issuance in the leverage loan market reached 2.9%, with 1.9% pricing in November and 1.0% pricing in October.(14)

Since the end of 2014, commodity prices have rebounded moderately and we’ve seen this effect play out in the high yield and loan markets in the form of positive returns and increased issuance. Notably, both loan and high yield issuers in the energy sector recovered in Q1 2015, returning 1.81% and 2.73% respectively.(15) Similarly, issuance in the leveraged loan and high yield market rose in Q1 2015, coming in well above the lows reached in Q4 2014.(15) Specifically, in Q1 2015, 11.7% and 13.9% of all loans and high yield bonds issued were for energy companies.(15)

Although the movement in oil prices over the last six months clearly reintroduced volatility into the broader credit markets, its effect was notably less severe across the KKR Credit platform which has been and continues to be underweight the energy sector.

(13) Source: KKR Global Macro Asset & Allocation Team, Global Macro Weekly Update as of May 22, 2015.

(14) Source: JP Morgan High Yield & Leveraged Loan Market Monitors as of January 5, 2015.

(15) Source: JP Morgan High Yield & Leveraged Loan Market Monitors as of April 2, 2015.

The Market in Numbers

For the period of November 1, 2014 - April 30, 2015

•                       Returns: Over the 6 month period ending April 30, 2015, the high yield and leveraged loan markets returned 1.51%(16) and 2.28%(17) (as measured by the Bank of America Merrill Lynch High Yield Index and the S&P LSTA Leveraged Loan Index), respectively, while the US 10-year treasury and the Bank of America Merrill Lynch US Corporate Index returned 3.59%(16) and 2.22%(16), respectively.

•                       Spreads: The spread on the Bank of America Merrill Lynch High Yield Index averaged approximately 480bp for the six month period ending April 30, 2015.(16) Similarly, the spread on the S&P LSTA Leveraged Loan Index averaged approximately 495bp for the six month period ending April 30, 2015.(17)

•                       Volatility: As measured by the VIX index, volatility was sitting at 14.0 as of November 1, 2014.(18) Over the last six months, the VIX increased to as high as 19.2 in December 2015 and 21.0 in January 2015, before settling at 14.5 as of April 30, 2015.(18)

Fund Performance

KKR Income Opportunities Fund (“KIO” or, the “Fund”) is a non-diversified closed-end fund that trades on the New York Stock Exchange under the symbol “KIO”. The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. The Fund seeks to achieve its investment objectives by employing a dynamic strategy of investing in a targeted portfolio of loans and fixed-income instruments (including derivatives) of U.S. and non-U.S. issuers and implementing hedging strategies in order to seek to achieve attractive risk-adjusted returns. Under normal market conditions, KIO will invest at least 80% of its Managed Assets in loans and fixed-income instruments or other instruments, including derivative instruments, with similar economic characteristics. The Fund expects to invest primarily in first-and second lien secured loans, unsecured loans and high-yield corporate debt instruments of varying maturities.

As of April 30, 2015, the Fund held 67.9% of its net assets in high-yield corporate debt, 53.3% of its net assets in first and second-lien leveraged loans, 3.9% of its net assets in common stock and 1.9% of its net assets in preferred stock. KIO’s investments represented obligations and equity interests in 91 companies diversified across 34 distinct industries. The top ten issuers represented 42.8% of the Fund’s net assets while the top five industry groups represented 55.1% of the Fund’s net assets. The Fund’s Securities and Exchange Commission 30-day yield was 6.90%.

For the period from July 25, 2013 (commencement of operations) to April 30, 2015, KIO outperformed the Bank of America Merrill Lynch High Yield Master II Index on a gross net asset value (“NAV”) basis and underperformed it on a net NAV basis and a market price basis. Over that period, the Fund had returns of 7.44% on a gross NAV basis, 4.96% on a net NAV basis and -2.23% on a market price basis. Over the same period, the Bank of America Merrill Lynch High Yield Master II Index returned 5.75%. For the six month period ended April 30, 2015, the Fund had returns of -0.21% on a net NAV basis and -1.02% on a market price basis, and the Bank of America Merrill Lynch High Yield Master II Index returned 1.51% over the same time period. Since commencement of operations through April 30, 2015, the Fund traded at an average discount to NAV of (7.40%).(19) The Fund employed leverage.(20)

(16) Source: Bank of America Merrill Markets Online as of April 30, 2015.

(17) Source: S&P LCD Discounted Spreads as of April 30, 2015.

(18) Source: Bloomberg as of April 30, 2015.

(19) Bloomberg as of April 30, 2015.

(20) For a discussion of the risks associated with the use of leverage and other risks, please see Risk Considerations, Note 3 to the financial statements.

Business Updates

Craig Farr, the Head of KKR Credit and Capital Markets, decided to retire from KKR to pursue entrepreneurial endeavors. Craig will continue to be part of the KKR family as a Strategic Advisor to the firm. In the wake of Craig’s departure, Alan Burke and Nat Zilkha will continue to co-lead the global KKR Credit business and will share responsibilities for the investment and operating results across all of KKR Credit globally.

We thank you for your partnership and continued investment in the Fund. We look forward to continued communications and will keep you apprised of the progress of KIO specifically and the leveraged finance market place generally. Fund information is available on our website at kkrfunds.com/kio.

Disclosures

The Bank of America Merrill Lynch US Corporate Index is an unmanaged index comprised of U.S. dollar denomination investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.

The Bank of America Merrill Lynch High Yield Master II Index is a market-value weighted index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. “Yankee” bonds (debt of foreign issuers issued in the U.S. domestic market) are included in the Bank of America Merrill Lynch High Yield Master II Index provided that the issuer is domiciled in a country having investment grade foreign currency long-term debt rating. Qualifying bonds must have maturities of one year or more, a fixed coupon schedule and minimum outstanding of US$100 million. In addition, issues having a credit rating lower than BBB3, but not in default, are also included.

The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) reflects the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. The VIX reflects the market’s estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes. The first and second month expirations are used until 8 days from expiration, then the second and third are used.

It is not possible to invest directly in an index.

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. An investment in the Fund involves risk, including the risk of loss of principal. For a discussion of the Fund’s risks, see Risk Considerations, Note 3 to the financial statements. Call 855-330-3927 or visit www.kkrfunds.com/kio for performance results current to the most recent calendar quarter-end.

Must be preceded or accompanied by a prospectus.

An imbalance in supply and demand in the income market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. Investments in income securities may be affected by changes in the creditworthiness of the issuer and are subject to the risk of non-payment of principal and interest. The value of income securities also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. Borrowing to increase investments (leverage) will exaggerate the effect of any increase or decrease in the value of Fund investments. Investments rated below investment grade (typically referred to as “junk”) are generally subject to greater price volatility and illiquidity than higher rated investments. As interest rates rise, the value of certain income investments is likely to decline. Senior loans are subject to prepayment risk. Investments in foreign instruments or currencies can involve greater risk and volatility than U.S. investments because of adverse market economic, political, regulatory, geopolitical or other conditions. Changes in the value of investments entered for hedging purposes may not match those of the position being hedged. The Fund may engage in other investment practices that may involve additional risks.

Performance Information

Average Annual Total Returns Periods Ended April 30, 2015	One Year	Since Inception (7/25/2013)	Value of $10,000 4/30/15

KKR Income Opportunities Fund – Market Price Return	0.56%	(2.23)%	$9,610
KKR Income Opportunities Fund – NAV Return	0.22%	4.96%	$10,892
BofA Merrill Lynch High Yield Master II Index®	2.57%	5.75%	$11,036

Schedule of Investments

	Par†		Value
HIGH YIELD SECURITIES - 67.9%
Aerospace & Defense - 1.5%
Bombardier, Inc.
6.125%, 01/15/2023 (a) (g)	4,327,000		$4,135,314

Banks - 5.3%
Ally Financial, Inc.
8.000%, 12/31/2018 (f)	1,399,000		1,580,870
Novo Banco SA
N/A, 02/19/2049 (a) (g) (i)	EUR	8,602,000	1,786,871
N/A, 04/09/2052 (g) (i)	EUR	246,000	46,958
SquareTwo Financial Corp.
11.625%, 04/01/2017 (e)	14,720,000		11,187,200
			14,601,899
Building Products - 0.2%
Calcipar SA
6.875%, 05/01/2018 (a) (g)	400,000		413,752

Chemicals - 1.7%
Kleopatra Acquisition Corp.
11.000%, 08/15/2017 (a) (c) (e)	EUR	2,061,470	2,448,978
Pinnacle Agriculture Holdings LLC
9.000%, 11/15/2020 (a)	2,259,000		2,287,237
			4,736,215
Construction Materials - 7.5%
Cemex Materials LLC
7.700%, 07/21/2025 (a)	13,760,000		15,170,400
Summit Materials Holdings LP
10.500%, 01/31/2020	4,869,000		5,319,383
			20,489,783
Containers & Packaging - 0.1%
Multi-Color Corp.
6.125%, 12/01/2022 (a)	366,000		380,640

Diversified Telecommunication Services - 3.0%
Windstream Corp.
7.750%, 10/15/2020	8,012,000		8,232,330

Electric Utilities - 1.6%
Dynegy, Inc.
6.750%, 11/01/2019 (a)	789,000		824,505
7.375%, 11/01/2022 (a)	1,501,000		1,598,565
7.625%, 11/01/2024 (a)	1,835,000		1,972,625
			4,395,695
Electronic Equipment, Instruments & Components - 4.4%
Artesyn Technologies, Inc.
9.750%, 10/15/2020 (a)	9,594,000		9,594,000
Flextronics International Ltd.
5.000%, 02/15/2023 (g)	2,250,000		2,396,250
			11,990,250

See notes to financial statements.

	Par†		Value
HIGH YIELD SECURITIES - 67.9% (continued)
Food & Staples Retailing - 1.2%
Brake Bros Ltd.
7.125%, 12/15/2018 (a) (g)	GBP	2,166,000	$3,391,550

Hotels, Restaurants & Leisure - 4.8%
Boyd Gaming Corp.
9.000%, 07/01/2020	3,583,000		3,869,640
Isle Of Capri Casinos, Inc.
5.875%, 03/15/2021	6,831,000		7,053,008
5.875%, 03/15/2021 (a)	350,000		361,375
Pinnacle Entertainment, Inc.
7.500%, 04/15/2021	1,813,000		1,917,247
			13,201,270
Household Durables - 0.5%
The Hillman Group, Inc.
6.375%, 07/15/2022 (a)	1,314,000		1,307,430

Household Products - 0.2%
Harbinger Group, Inc.
7.750%, 01/15/2022	471,000		472,766

Insurance - 1.9%
Towergate
8.750%, 04/02/2020 (a) (d) (e) (g)	GBP	3,310,813	5,082,065

IT Services - 0.7%
iPayment Investors LP
9.500%, 12/15/2019 (a)	2,068,148		1,954,400

Life Sciences Tools & Services - 0.2%
Pharmaceutical Products Developement, Inc.
9.375%, 10/15/2017 (a) (c)	654,000		668,715

Media - 8.3%
Block Communications, Inc.
7.250%, 02/01/2020 (a)	46,000		47,150
Cequel Communications Holdings LLC
5.125%, 12/15/2021 (a)	2,147,000		2,150,113
Charter Communications, Inc.
6.625%, 01/31/2022	1,842,000		1,961,730
Clear Channel Outdoor, Inc., Series B
7.625%, 03/15/2020	5,597,000		5,890,842
Intelsat Jackson Holdings SA
5.500%, 08/01/2023 (g)	4,150,000		3,906,187
Live Nation Entertainment, Inc.
7.000%, 09/01/2020 (a)	1,821,000		1,939,365
5.375%, 06/15/2022 (a)	851,000		870,148
Sirius XM Holdings, Inc.
4.625%, 05/15/2023 (a)	4,260,000		4,132,200
Virgin Media, Inc.
6.375%, 04/15/2023 (a) (g)	1,873,000		1,971,333
			22,869,068

See notes to financial statements.

	Par†	Value
HIGH YIELD SECURITIES - 67.9% (continued)
Multi-Utilities - 1.3%
Calpine Corp.
7.875%, 01/15/2023 (a)	3,053,000	$3,358,300
5.875%, 01/15/2024 (a)	215,000	230,050
		3,588,350
Oil, Gas & Consumable Fuels - 5.5%
Bill Barrett Corp.
7.000%, 10/15/2022	7,699,000	6,929,100
Hilcorp Energy I LP (Hilcorp Finance Co.)
8.000%, 02/15/2020 (a)	1,950,000	2,018,250
7.625%, 04/15/2021 (a)	2,864,000	2,992,880
SandRidge Energy, Inc.
7.500%, 03/15/2021	703,000	483,312
7.500%, 02/15/2023	4,000,000	2,630,000
		15,053,542
Semiconductors & Semiconductor Equipment - 0.7%
Amkor Technology, Inc.
7.375%, 05/01/2018	1,819,000	1,855,380

Software - 3.5%
Datatel, Inc.
9.625%, 12/01/2018 (a) (c)	1,433,000	1,454,495
Epicor Software Corp.
9.000%, 06/15/2018 (a) (c) (d) (e)	6,045,000	6,158,344
TIBCO Software, Inc.
11.375%, 12/01/2021 (a)	1,905,000	1,943,100
		9,555,939
Specialty Retail - 5.8%
Guitar Center, Inc.
6.500%, 04/15/2019 (a)	4,085,000	3,594,800
J.C. Penney Corp., Inc.
7.950%, 04/01/2017	298,000	308,430
5.750%, 02/15/2018	1,589,000	1,541,330
8.125%, 10/01/2019	6,302,000	6,302,000
5.650%, 06/01/2020	2,516,000	2,220,370
The Men’s Wearhouse, Inc.
7.000%, 07/01/2022 (a)	1,979,000	2,097,740
		16,064,670
Textiles, Apparel & Luxury Goods - 2.6%
Hot Topic, Inc.
12.000%, 05/15/2019 (a) (c)	1,292,000	1,317,840
9.250%, 06/15/2021 (a)	5,488,000	5,954,480
		7,272,320
Wireless Telecommunication Services - 5.4%
GCI, Inc.
6.750%, 06/01/2021	6,100,000	6,222,000
6.875%, 04/15/2025 (a)	3,876,000	3,972,900
Sprint Corp.
7.875%, 09/15/2023	1,642,000	1,648,158

See notes to financial statements.

	Par†		Value
HIGH YIELD SECURITIES - 67.9% (continued)
Wireless Telecommunication Services - 5.4% (continued)
T-Mobile USA, Inc.
6.625%, 11/15/2020	1,800,000		$1,878,750
6.000%, 03/01/2023	560,000		570,668
6.375%, 03/01/2025	648,000		665,490
			14,957,966

TOTAL HIGH YIELD SECURITIES (amortized cost $190,028,605)			186,671,309

LEVERAGED LOANS - 53.3%
Building Products - 1.0%
Gypsum Management & Supply, Inc., TL 2L 03/14
7.750%, 04/01/2022 (b)	2,661,800		2,615,218

Chemicals - 0.1%
Emerald Performance Materials LLC, TL 2L 07/14
7.750%, 08/01/2022 (b)	268,490		268,995

Communication Equipment - 0.3%
Riverbed Technology, Inc., TL 1L 02/15
6.000%, 04/24/2022 (b)	936,160		947,862

Construction Materials - 1.5%
Hanson Building Products North America, TL 1L B 02/15
6.500%, 03/13/2022 (b)	4,229,150		4,255,582

Diversified Telecommunication Services - 1.4%
Lightower Fiber LLC, TL 2L 04/13
8.000%, 04/12/2021 (b) (d) (e)	2,143,669		2,150,807
The Telx Group, Inc., TL 2L 04/14
7.500%, 04/09/2021 (b)	1,586,846		1,610,649
			3,761,456
Energy Equipment & Services - 0.6%
Proserv Acquisition LLC, TL 1L B1 12/14
6.375%, 12/22/2021 (b) (g)	1,129,271		959,880
Proserv Acquisition LLC, TL 1L B2 12/14
6.375%, 12/22/2021 (b) (g)	662,833		563,408
			1,523,288

Food & Staples Retailing - 7.1%
Brake Bros Ltd., TL 2L D2 10/07
6.820%, 03/13/2017 (b) (g)	GBP	7,917,326	11,947,934
California Pizza Kitchen, Inc., TL 1L B 07/11
5.253%, 03/29/2018 (b)	5,786,827		5,741,632
Grocery Outlet, Inc., TL 2L 09/14
9.250%, 10/21/2022 (b)	1,805,430		1,805,430
			19,494,996
Food Products - 3.2%
CSM Bakery Products, TL 2L 07/13
8.750%, 07/03/2021 (b) (e)	5,300,000		4,962,125

See notes to financial statements.

	Par†	Value
LEVERAGED LOANS - 53.3% (continued)
Food Products - 3.2% (continued)
CTI Foods Holding Co. LLC, TL 2L 06/13
8.250%, 06/28/2021 (b)	3,800,000	$3,743,000
		8,705,125
Health Care Providers & Services - 1.0%
CHG Healthcare Services, Inc., TL 2L 11/12
9.000%, 11/19/2020 (b)	1,738,942	1,760,679
Genoa (QoL), TL 2L 03/15
8.750%, 04/21/2023 (b) (d) (e)	1,044,260	1,052,092
		2,812,771
Health Care Technology - 0.6%
ABILITY Network, Inc., TL 1L 05/14
6.000%, 05/14/2021 (b)	1,053,767	1,057,719
Greenway Medical Technologies, TL 2L 10/13
9.250%, 11/04/2021 (b)	545,410	535,865
		1,593,584
Hotels, Restaurants & Leisure - 5.5%
American Casino & Entertainment Properties LLC, TL 2L 06/13
11.250%, 01/03/2020 (b) (e)	1,739,548	1,817,828
Caesars Entertainment Operating Co., Inc., TL 1L B6 01/08
11.000%, 03/01/2017 (b) (d) (e) (f) (j)	10,469,808	9,612,592
Caesars Entertainment Operating Co., Inc., TL 1L B7 05/14
13.000%, 01/28/2018 (b) (d) (e) (f) (j)	4,028,914	3,712,201
		15,142,621
Household Durables - 0.1%
Algeco Scotsman Global Sarl, TL PIK 04/13
15.750%, 05/01/2018 (c) (e) (g)	336,598	285,041

Household Products - 2.7%
The Sun Products Corp., TL 1L B 03/13
5.500%, 03/23/2020 (b)	7,769,079	7,508,271

Insurance - 0.0%
AssuredPartners, Inc., TL 2L 03/14
7.750%, 04/02/2022 (b) (e)	17,217	17,131

IT Services - 3.4%
iPayment Investors LP, TL 1L B 05/11
6.750%, 05/08/2017 (b)	9,522,742	9,445,417

Leisure Products - 1.0%
BRG Sports, TL 2L 04/14
10.250%, 04/15/2022 (b)	2,809,440	2,879,676

Media - 2.4%
Catalina Marketing Corp., TL 1L 04/14
4.500%, 04/09/2021 (b)	4,284,219	3,916,847
Catalina Marketing Corp., TL 2L 04/14
7.750%, 04/11/2022 (b)	515,690	401,808
Learfield Communications, Inc., TL 2L 10/13
8.750%, 10/08/2021 (b)	1,420,950	1,436,048

See notes to financial statements.

	Par†	Value
LEVERAGED LOANS - 53.3% (continued)
Media - 2.4% (continued)
NEP Broadcasting LLC, TL 2L 01/13
10.000%, 07/22/2020 (b)	711,260	$713,038
		6,467,741
Oil, Gas & Consumable Fuels - 1.1%
MEG Energy Corp., TL 1L B 03/11
3.750%, 03/31/2020 (b) (g)	2,246,876	2,222,474
Sheridan Production Co. LLC, TL 1L B2 10/12
4.250%, 10/01/2019 (b)	737,943	712,731
Sheridan Production Co. LLC, TL 1L B2 I-A 10/12
4.250%, 10/01/2019 (b)	97,783	94,443
Sheridan Production Co. LLC, TL 1L B2 I-M 10/12
4.250%, 10/01/2019 (b)	59,727	57,686
		3,087,334
Software - 12.0%
Applied Systems, Inc., TL 2L 01/14
7.500%, 01/24/2022 (b)	4,196,030	4,233,417
iParadigms Holdings LLC, TL 2L 07/14
8.250%, 07/29/2022 (b)	5,719,710	5,655,363
Misys Ltd., TL 2L 06/12
12.000%, 06/12/2019	1,000,000	1,092,500
P2 Energy Solutions, Inc., TL 1L 10/13
5.000%, 10/30/2020 (b) (d) (e)	2,242,242	2,203,003
RedPrairie Corp., TL 1L 12/13
6.000%, 12/21/2018 (b)	474,010	461,717
RedPrairie Corp., TL 2L 12/12
11.250%, 12/21/2019 (b)	9,612,372	9,031,592
TIBCO Software, Inc., TL 1L 10/14
6.500%, 10/31/2020 (b)	7,776,111	7,897,652
Triple Point Technology, Inc., TL 1L 07/13
5.250%, 07/10/2020 (b)	2,569,937	2,377,191
		32,952,435
Specialty Retail - 3.8%
David’s Bridal, Inc., TL 1L B 10/12
5.250%, 10/11/2019 (b)	3,720,850	3,572,016
Gymboree Corp., TL 1L 02/11
5.000%, 02/23/2018 (b)	8,959,408	6,997,477
		10,569,493
Technology Hardware, Storage & Peripherals - 0.7%
Websense, Inc., TL 2L 05/13
8.250%, 12/24/2020 (b)	1,902,351	1,916,619

Trading Companies & Distributors - 3.8%
Maxim Crane Works LP (Maxim Finance Corp.), TL 2L B 11/13
10.250%, 11/26/2018 (b)	6,411,140	6,403,126
MRC Global, Inc., TL 1L 11/13
5.000%, 11/08/2019 (b)	3,971,457	3,928,029
		10,331,155

TOTAL LEVERAGED LOANS (amortized cost $148,534,085)		146,581,811

See notes to financial statements.

	Shares	Value
COMMON STOCKS - 3.9%
Banks - 0.7%
Ally Financial, Inc. (f)	81,659	$1,787,516

Health Care Providers & Services - 2.7%
Amedisys, Inc. (d) (e) (f)	271,040	7,537,622

Insurance - 0.3%
Towergate Sun NewCo Common Shares A (e) (g)	8,597	—
Towergate TopCo Common (d) (e) (g)	540,649	829,891
		829,891
IT Services - 0.2%
iPayment Investors LP (e) (f)	160,426	553,149

TOTAL COMMON STOCKS (cost $7,220,710)		10,708,178

PREFERRED STOCKS - 1.9%
Banks - 0.0%
BCP Finance Co.
2.568% (b) (f) (g)	55,000	36,190
0.571% (b) (f) (g)	53,000	33,921
		70,111
Insurance - 1.8%
Towergate Sun NewCo Preference B
N/A (d) (e) (g)	3,194,971	4,904,249

Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp., Series Z
8.375% (f)	25,000	125,000
Federal National Mortgage Association, Series S
8.250% (f)	25,000	125,000
		250,000

TOTAL PREFERRED STOCKS (cost $5,068,695)		5,224,360

	Units
ESCROW UNIT - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Edison Mission Energy	1,276,831	12,768

TOTAL ESCROW UNIT (cost $197,909)		12,768

TOTAL INVESTMENTS (amortized cost $351,050,004) (h) - 127.0%		349,198,426
LIABILITIES EXCEEDING OTHER ASSETS, NET - (27.0)%		(74,307,099)
NET ASSETS - 100.0%		$274,891,327

†	In U.S. Dollars unless otherwise indicated.
EUR	Euro
GBP	Great British Pound
(a)

Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration. The total value of these securities as of April 30, 2015 was $99,581,910, which represent 36.2% of net assets.

(b)	Variable rate security, the coupon rate shown is the effective rate as of April 30, 2015.

See notes to financial statements.

(c)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(d)

Security considered restricted due to the Adviser’s knowledge of material non-public information. The total value of these securities as of April 30, 2015 was $43,242,866 and represented 15.7% of net assets.

(e)	Security considered illiquid, as defined by the Securities and Exchange Commission. The total value of these securities as of April 30, 2015 was $64,514,318 and represented 23.5% of net assets.
(f)	Non-income producing security.
(g)	Non-U.S. security.
(h)	All investments are held as collateral for the Fund’s credit facility.
(i)	Zero coupon security.
(j)	Security in default.

See notes to financial statements.

Statement of Assets and Liabilities

Assets
Investments, at value (amortized cost $351,050,004)	$349,198,426
Cash and cash equivalents	35,500,940
Restricted cash	1,340,000
Receivable for investments sold	15,852,907
Dividends and interest receivable	4,196,270
Unrealized appreciation on forward foreign currency contracts	353,088
Prepaid expenses	7,165
Total assets	406,448,796

Liabilities
Credit facility	118,000,000
Payable for investments purchased	12,178,509
Unrealized depreciation on forward foreign currency contracts	710,099
Credit facility interest payable	26,393
Investment advisory fees	354,122
Trustees’ fees	48,406
Administration fees	22,257
Investor support services fees	33,786
Other accrued expenses	183,897
Total liabilities	131,557,469
Commitments and Contingencies (Note 9)
Net assets	$274,891,327

Net Assets
Paid-in capital — (unlimited shares authorized — $0.001 par value)	$290,765,000
Accumulated net investment loss	(511,340)
Accumulated net realized loss on investments and foreign currency transactions	(13,259,318)
Net unrealized depreciation on investments, forward foreign currency contracts, foreign currency transactions and deferred Trustees’ fees	(2,103,015)
Net assets	$274,891,327
Net asset value, price per share ($274,891,327 ÷ 15,255,236 shares)	$18.02

See notes to financial statements.

Statement of Operations

Six Months Ended
April 30, 2015

Investment income
Interest income	$13,179,084
Dividend income	525,794
Other income	1,130,221
Total investment income	14,835,099

Expenses
Investment advisory fees	2,147,791
Credit facility interest expense	588,341
Investor support services fees	195,254
Legal fees	86,393
Trustees’ fees	82,793
Administration fees	60,595
Audit and tax fees	25,044
Custodian fees	21,938
Shareholder reporting expense	21,817
Transfer agency fees	8,507
Other expenses	113,368
Total expenses	3,351,841

Net investment income	11,483,258

Realized and unrealized gain (loss) on investments, forward foreign currency contracts, foreign currency transactions and deferred Trustees’ fees
Net realized gain (loss) on
Investments	(14,144,333)
Forward foreign currency contracts and foreign currency transactions	895,611
Net change in unrealized appreciation (depreciation) on
Investments	2,439,585
Forward foreign currency contracts and foreign currency transactions	(1,542,404)
Deferred Trustees’ fees	(720)
Net realized and unrealized loss on investments, forward foreign currency contracts, foreign currency transactions and deferred Trustees’ fees	(12,352,261)

Net decrease in net assets resulting from operations	$(869,003)

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
Increase (decrease) in net assets resulting from operations
Net investment income	$11,483,258	$22,521,295
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	(13,248,722)	1,830,279
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts, foreign currency transactions and deferred Trustees’ fees	896,461	(7,932,749)
Net increase (decrease) in net assets resulting from operations	(869,003)	16,418,825

Dividends to shareholders from
Net investment income	(12,219,444)	(24,774,503)
Net realized gains	(1,495,013)	(594,954)
Total dividends	(13,714,457)	(25,369,457)
Net decrease in net assets	(14,583,460)	(8,950,632)

Net assets
Beginning of period/year	289,474,787	298,425,419
End of period/year	$274,891,327	$289,474,787
Undistributed (accumulated) net investment income (loss)	$(511,340)	$224,846

See notes to financial statements.

Statement of Cash Flows

Six Months Ended
April 30, 2015
Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(869,003)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided in operating activities:
Purchases of investments	(108,401,977)
Proceeds from sales of investments	132,523,882
Net amortization (accretion) of premiums/discounts	(226,730)
Net change in unrealized appreciation on investments	(2,439,585)
Net change in unrealized depreciation on forward foreign currency contracts and foreign currency transactions	1,680,995
Net realized loss on investments	14,144,333
Net realized loss on foreign currency transactions	1,073,992
Changes in assets and liabilities:
Decrease in investment advisory fees payable	(25,864)
Increase in Trustees’ fees payable	44,905
Decrease in other assets and liabilities	(15,886,400)
Net cash provided in operating activities	21,618,548

Cash Flows from Financing Activities
Cash dividends paid to shareholders	(13,714,457)
Net cash used in financing activities	(13,714,457)

Net increase in cash and cash equivalents	$7,904,091

Cash and Cash Equivalents
Beginning Balance	27,596,849
Ending Balance	$35,500,940

Supplemental Disclosure
Cash paid for interest expense	$589,896

See notes to financial statements.

Financial Highlights

	Six Months Ended
	April 30, 2015	Year Ended	Period Ended
	(Unaudited)	October 31, 2014	October 31, 2013*

Per share operating performance(1)
Net asset value, beginning of period/year	$18.98	$19.56	$19.06
Income from operations
Net investment income	0.75	1.48	0.27
Net realized and unrealized gain (loss) on investments, forward foreign currency contracts, foreign currency transactions and deferred Trustees’ fees	(0.81)	(0.40)	0.36

Total income (loss) from operations	(0.06)	1.08	0.63
Dividends from
Net investment income	(0.80)	(1.62)	(0.13)
Net realized gains	(0.10)	(0.04)	—
Total dividends	(0.90)	(1.66)	(0.13)

Net asset value, end of period/year	$18.02	$18.98	$19.56
Total return#	(1.02)%†	7.95%	(10.07	)%†

Ratios to average net assets
Expenses	2.45%**	2.29%	2.32	%**
Net investment income	8.40%**	7.57%	5.36	%**

Supplemental data
Market value/price	$16.48	$17.58	$17.86
Price premium/(discount)	(8.55)%	(7.38)%	(8.69)%
Net assets, end of period/year (000’s)	$274,891	$289,474	$298,425
Portfolio turnover rate	29.51%†	65.35%	11.75	%†

(1)	Per share calculations were performed using average shares.
*	Commenced operations on July 25, 2013.
**	Annualized.
†	Total return and Portfolio turnover rate are for the period indicated and have not been annualized.
#

Total return is computed based on New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

See notes to financial statements.

Notes to Financial Statements

1. Organization

KKR Income Opportunities Fund (the “Fund”) was organized on March 17, 2011 as a statutory trust under the laws of the state of Delaware. The Fund is a closed-end registered management investment company. The Fund commenced operations on July 25, 2013. The Fund seeks to generate a high level of current income, with a secondary objective of capital appreciation. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Credit Advisors (US) LLC serves as the Fund’s investment adviser (the “Adviser”).

2. Summary of Significant Accounting Policies

Basis of Presentation — The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Valuation of Investments— The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has delegated primary responsibility in ensuring these valuation policies and procedures are followed, including those relating to fair valuation, to the Adviser.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

The types of assets generally included in this category are common stock listed in active markets.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

The types of assets and liabilities generally included in this category are high yield securities, leveraged loans, common and preferred stock not actively traded, escrow units, and financial instruments classified as derivatives.

Level 3 — Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

The types of assets generally included in this category are leveraged loans and common stock and preferred stock not actively traded.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Fund recognizes at the beginning of the period the inputs change.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available.

Valuation Process

The Adviser utilizes a valuation committee (“Valuation Committee”), whose members consist of the Adviser’s Head of Asset Management, Chief Financial Officer, General Counsel and certain other employees of the Adviser. The Valuation Committee is responsible for approving pricing sources and procedures and for oversight of the Adviser’s pricing practices, including determining the valuation of investments in circumstances where no external pricing data for an investment is available.

Investments are generally valued based on quotations from third party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. The valuation process involved in Level 3 measurements for assets and liabilities is completed daily based on the methodology and assumptions that are used in estimating the value of the investment that are approved by the Valuation Committee on at least a monthly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight, and review. For assets classified as Level 3, the investment professionals of the Adviser are responsible for preliminary valuations based on various factors including their evaluation of financial and operating data, company specific developments, market valuations of comparable companies and model projections discussed above. All valuations are approved by the Valuation Committee.

For the six months ended April 30, 2015, there have been no significant changes to the Fund’s fair value methodologies.

Investment Transactions - Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on the specific identified cost basis.

Cash and Cash Equivalents - Cash and cash equivalents includes cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months.

Restricted Cash - Restricted cash represents amounts that are held by third parties under certain of the Fund’s derivative transactions. Such cash is excluded from cash and cash equivalents in the Statement of Assets and Liabilities and Statement of Cash Flows. Interest income earned on restricted cash is recorded in other income on the Statement of Operations. On the Statement of Cash Flows, net additions or reductions to restricted cash are classified as an operating activity.

Foreign Currency Transactions - The books and records of the Fund are maintained in U.S. dollars. All investments denominated in foreign currency are converted to the U.S. dollar using prevailing exchange rates at the end of the reporting period. Income, expenses, gains and losses on investments denominated in foreign currency are converted to the U.S. dollar using the prevailing exchange rates on the dates when the transactions occurred.

The Fund bifurcates that portion of the results of operations resulting from changes in foreign exchange rates on investments and interest from the fluctuations arising from changes in market prices of securities held.

Forward Foreign Currency Exchange Contracts - The Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized gains/losses until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency.

Dividends to Shareholders - Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually. Dividends to shareholders are recorded on the ex-dividend date.

Income Taxes - The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing substantially all of its gross investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of October 31.

In order to avoid imposition of the excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax years (2013-2014). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of April 30, 2015 the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2015, the Fund did not incur any interest or penalties.

3. Risk Considerations

The Fund invests mainly in high yield securities, leveraged loans, preferred and common stock and forward foreign currency contracts. These investments may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below:

Market Risk - Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Fund will fluctuate, which means that the shareholder could lose money.

Interest Rate Risk - Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price: a sharp rise in interest rates could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk - The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund.

Liquidity Risk - A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Prepayment and Extension Risk - The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

High Yield Risk - High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the Fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk - The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates (the currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged) or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Issuer Risk - The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Non-diversification Risk - The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

Market discount Risk - The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which may increase the risk of loss.

Leverage Risk - Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

Please refer to the Fund’s prospectus for a more complete description of the principal risks of investing in the Fund.

4. Agreements

Investment Advisory Agreement – The Adviser provides day-to-day portfolio management services to the Fund and has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions. For the services it provides to the Fund, the Adviser receives an annual fee, payable monthly by the Fund, in an amount equal to 1.10% of the Fund’s average daily Managed Assets (the “Management Fee”). “Managed Assets” is defined as the total assets of the Fund (including any assets attributable to any borrowings (except borrowings solely for short-term cash management purposes), reverse repurchase agreements, dollar rolls, any issuance of preferred shares or notes, and including any assets in respect of shares that will be repurchased as of the end of the month) minus the sum of the Fund’s accrued liabilities (other than any borrowings).

During periods when the Fund is using leverage, the Management Fee paid to the Adviser will be higher than if the Fund did not use leverage because the Management Fee paid is calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

During the six months ended April 30, 2015, the Adviser earned a Management Fee of $2,147,791.

Administrator, Custodian and Transfer Agent — U.S. Bancorp Fund Services, LLC (“USBFS”) (the “Administrator”) serves as the Fund’s Administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services.

U.S. Bank N.A. (“Custodian”) serves as the Fund’s custodian pursuant to a custody agreement. The Custodian is an affiliate of USBFS.

USBFS serves as the Fund’s transfer agent pursuant to a transfer agency agreement.

Investor Support Services Agreement — The Fund has retained Four Wood Capital Partners LLC to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the New York Stock Exchange (“NYSE”) specialist for the Fund’s common shares, and with the closed-end fund analyst community regarding the Fund on a regular basis.

Deferred Trustees’ Compensation - The Fund has a Deferred Trustees’ Compensation plan (the “Plan”) that allows the Independent Trustees to defer compensation to a future payment period. The compensation is invested in notional shares of the Fund. The value of a participating Independent Trustee’s deferral account is based on the notional shares of deferred amounts as designated by the participating Independent Trustees. Changes in the value of the Independent Trustees’ deferral account are included in net change in unrealized depreciation in the Statement of Operations. The accrued obligations under the Plan, including unrealized appreciation/(depreciation), are included on the Statement of Assets and Liabilities.

Other – Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

5. Fair Valuation

The following table presents information about the Fund’s assets and liabilities measured on a recurring basis as of April 30, 2015, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

	Level 1	Level 2	Level 3	Total
Investments in securities
High yield securities	$—	$186,671,309	$—	$186,671,309
Leveraged loans	—	146,296,770	285,041	146,581,811
Common stocks	9,325,138	—	1,383,040	10,708,178
Preferred stocks	—	320,111	4,904,249	5,224,360
Escrow unit	—	12,768	—	12,768
Cash equivalents	32,503,457	—	—	32,503,457
Total investments in securities and cash equivalents	$41,828,595	$333,300,958	$6,572,330	$381,701,883

	Level 1	Level 2	Level 3	Total
Financial derivative instruments
Assets – Forward foreign currency contracts	$—	$353,088	$—	$353,088
Liabilities – Forward foreign currency contracts	—	(710,099)	—	(710,099)
Total financial derivative instruments	$—	$(357,011)	$—	$(357,011)

The following table represents the Fund’s investments categorized by country of risk as of April 30, 2015:

% of Net Assets
United States	110.7%
United Kingdom	10.8%
Canada	2.3%
Luxembourg	1.7%
Singapore	0.9%
Portugal	0.6%
Cayman Islands	0.0%
127.0%
Liabilities Exceeding Other Assets, Net	(27.0)%
100.0%

The following table details the restricted securities held by the Fund as of April 30, 2015:

					% of
		Acquisition	Amortized		Net
	Par/Shares	date(s)	Cost	Value	Assets
Amedisys, Inc.	271,040	08/05/2013 - 08/08/2013	$3,799,455	$7,537,622	2.7%
Caesars Entertainment Operating Co., Inc., TL 1L B6 01/08, 11.000%, 03/01/2017	10,469,808	05/07/2014 - 09/16/2014	9,949,640	9,612,592	3.5%
Caesars Entertainment Operating Co., Inc., TL 1L B7 05/14, 13.000%, 01/28/2018	4,028,914	05/14/2014 - 09/03/2014	3,918,900	3,712,201	1.4%
Epicor Software Corp., 9.000%, 06/15/2018	6,045,000	07/31/2013 - 07/31/2014	6,175,068	6,158,344	2.2%
Genoa (QoL), TL 2L 03/15, 8.750%, 04/21/2023	1,044,260	04/21/2015	1,041,897	1,052,092	0.4%
Lightower Fiber LLC, TL 2L 04/13, 8.000%, 04/12/2021	2,143,669	08/08/2013	2,153,736	2,150,807	0.8%
P2 Energy Solutions, Inc., TL 1L 10/13, 5.000%, 10/30/2020	2,242,242	03/19/2015	2,186,832	2,203,003	0.8%
Towergate, 8.750%, 04/02/2020	3,310,813	04/02/2015	5,019,185	5,082,065	1.8%
Towergate Sun NewCo Preference B	3,194,971	04/02/2015	4,736,869	4,904,249	1.8%
Towergate TopCo Common	540,649	04/02/2015	815,841	829,891	0.3%

The following table presents additional information about investments that are measured at fair value on a recurring basis for which the Fund has utilized Level 3 inputs to determine fair value as of April 30, 2015:

	Leveraged Loans	Common Stock	Preferred Stock
Beginning balance at October 31, 2014	$—	$—	$—
Purchases	—	1,478,561	4,736,869
Transfer in and/or (out) of Level 3 (1)	295,136	—	—
Settlements	25,803	—	—
Net change in appreciation/(depreciation)	(35,898)	(95,521)	167,380
Ending balance as of April 30, 2015	$285,041	$1,383,040	$4,904,249

Net change in appreciation/(depreciation) on investments held at April 30, 2015	$(35,898)	$(95,521)	$167,380

(1) During the six months ended April 30, 2015, there were transfers into Level 3. The Fund’s policy is to recognize transfers into and out of Level 3 at the beginning of each reporting period.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of April 30, 2015:

	Fair Value
Financial	as of	Valuation		Ranges(Weighted
Asset	April 30, 2015	Technique(1)	Unobservable Inputs(2)	Average)(3)
Leveraged Loan	$285,041	Yield Analysis	Yield	22%
			EBIDTA Multiple	10.6x
			Net Leverage	8.1x

Common Stock(4)	$1,383,040	Market Comparables	LTM EBIDTA Multiple	7.8x-7.9x (7.8x)
			Fwd EBIDTA Multiple	7.3x-8.5x (8.0x)
			Illiquidity Discount	10%-10% (10%)
		Discounted Cash Flow	WACC	12%
			Exit Multiple LTM EBIDTA	7.4x
			Illiquidity Discount	10%

Preferred Stock	$4,904,249	Market Comparables	LTM EBIDTA Multiple	7.9x
			Fwd EBIDTA Multiple	8.5x
			Illiquidity Discount	10%

(1) For the assets that have more than one valuation technique, the Partnership may rely on the techniques individually or in aggregate based on a weight ascribed to each one ranging from 0-100%. When determining the weighting ascribed to each valuation methodology, the Partnership considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis and the expected hold period and manner of realization for the investment. These factors can result in different weightings among the investments and in certain instances, may result in up to a 100% weighting to a single methodology.

(2) The significant unobservable inputs used in the fair value measurement of the Partnership’s assets and liabilities may include the last twelve months (“LTM”) EBITDA multiple, weighted average cost of capital, discount margin, probability of default, loss severity and constant prepayment rate. In determining certain of these inputs, management evaluates a variety of factors including economic, industry and market trends and developments; market valuations of comparable companies; and company specific developments including potential exit strategies and realization opportunities. Significant increases or decreases in any of these inputs in isolation could result in significantly lower or higher fair value measurement.

(3) Weighted average amounts are based on the estimated fair values.

(4) Of the $1,383,040, $829,891 was valued solely using a market comparables technique.

6. Derivatives

As of and for the six months ended April 30, 2015, the Fund had the following derivatives and transactions in derivatives, grouped in the following risk categories:

Statement of Assets	Derivative	Derivative
and Liabilities Location	Assets	Liabilities

Unrealized appreciation/(depreciation) on forward foreign currency contracts	$353,088	$(710,099)
	$353,088	$(710,099)

		Net Change in
Statement of Operations	Realized	Unrealized
Location	Gain	Depreciation

Forward foreign currency contracts	$2,154,637	$(488,828)
	$2,154,637	$(488,828)

The list of the open forward foreign currency contracts held by the Fund as of April 30, 2015 is as follows:

					Unrealized
Settlement	Currency to		Currency to		Appreciation
Date	Deliver		Receive		(Depreciation)
07/09/2015 - 10/09/2015	EUR	3,865,246	USD	4,699,572	$353,088
07/09/2015 - 10/09/2015	GBP	21,475,000	USD	32,228,047	(710,099)
					$(357,011)

A summary of the counterparties for the open forward foreign currency contracts held by the Fund at April 30, 2015 is as follows:

	Settlement	Currency to	Currency to	Unrealized
Counterparty	Date	Deliver	Receive	Depreciation
JPMorgan Chase & Co.	07/09/2015 - 10/09/2015	$37,284,630	$36,927,619	$(357,011)

For the six months ended April 30, 2015, the total amount of forward foreign currency contracts, as presented above, is representative of the volume of activity for the period.

7. Shares of Beneficial Interest

Since July 25, 2013 (commencement of operations), there has been no subscriptions, redemptions, or newly issued common shares due to dividends reinvestment.

8. Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the six months ended April 30, 2015 were as follows:

Purchases	$108,401,977
Sales	132,523,882

There were no purchases or sales of U.S. Government securities.

9. Commitments and Contingencies

As of April 30, 2015, the Fund had unfunded financing commitments, including financial guarantees, related to other assets, including investments totaling approximately $1,504,550. The Fund did not have any significant losses as of April 30, 2015, nor does it expect any significant losses related to those assets for which it committed to purchase and fund. The Fund maintains sufficient liquidity to fund such unfunded loan commitments should the need arise.

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations and that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

10. Federal Income Taxes

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income/loss or accumulated net realized gain/loss, as appropriate, in the period in which the differences arise.

The tax character of dividends declared for the six months ended April 30, 2015 and the year ended October 31, 2014 is as follows:

	Ordinary	Short-term
	Income	Gain	Total
April 30, 2015	$12,219,444	$1,495,013	$13,714,457
October 31, 2014	$25,369,457	$—	$25,369,457

As of October 31, 2014, the components of accumulated gains on a tax basis for the Fund are as follows:

Undistributed	Net	Other	Total
Ordinary	Unrealized	Temporary	Accumulated
Income	Depreciation	Differences	Losses
$1,841,080	$(2,999,476)	$(131,817)	$(1,290,213)

Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss.

As of October 31, 2014, the total cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fund are as follows:

	Aggregate	Aggregate
	Gross	Gross	Net Unrealized
Federal Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$390,163,504	$10,785,189	$(13,784,665)	$(2,999,476)

11. Credit Facility

In July 2014, the Fund renewed a $145.0 million credit agreement (the “Maximum Facility Amount”) with The Bank of Nova Scotia expiring on August 28, 2015 (the “Credit Facility”). The Credit Facility bears an unused commitment fee on the unused portion of the credit facility (the “Unused Facility Amount”) equal to (a) 0.15% on the total Unused Facility Amount if the Unused Facility Amount is lower or equal to 50% of the Maximum Facility Amount and (b) 0.25% on the total Unused Facility Amount if the Unused Facility Amount is in excess of 50% of the Maximum Facility Amount. The per annum rate of interest for borrowing under the Credit Facility is equal to (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.825% per annum or (b) the greatest of (i) the Prime Rate, (ii) the Fed Funds rate plus 0.50% per annum, and (iii) the Eurodollar rate plus 1.00% per annum.

As of April 30, 2015, there were $118,000,000 of borrowings outstanding under the Credit Facility and the Fund is in compliance with the terms of the Credit Facility.

12. Offsetting Agreements

Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. The Fund may manage counterparty risk by entering into enforceable collateral arrangements with counterparties to securities lending agreements. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of April 30, 2015:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset In The Statements of Assets And Liabilities	Net Amounts Presented In The Statements of Assets And Liabilities	Financial Instruments	Cash Collateral Received*	Net Amount Receivable/ (Payable)*
Assets
Forward foreign currency contracts	$353,088	$—	$353,088	$—	$—	$353,088
Liabilities
Forward foreign currency contracts	(710,099)	—	(710,099)	—	—	(710,099)
Total	$(357,011)	$—	$(357,011)	$—	$—	$(357,011)

* As of April 30, 2015 the Fund held $1,340,000 of restricted cash as collateral for forward foreign currency contracts. The Fund continues to hold cash as restricted for unforeseen currency movements.

13. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

14. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

INFORMATION ABOUT THE FUND’S TRUSTEES

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 855-330-3927 Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s website at www.kkrfunds.com.

VOTING RESULTS FROM THE MARCH 23, 2015 SHAREHOLDER MEETING

At the Annual Meeting of Shareholders held on March 23, 2015, shareholders approved the election of Michael E. Cahill as a Class I Trustee to the Board of Trustees to serve a three year term expiring in 2018 based on the following results:

Total Outstanding Shares	15,255,236
Total Shares Voted	12,681,798
For	12,471,684
Withheld	210,115

Dividend Reinvestment Plan (Unaudited)

Pursuant to the Dividend Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to Common Shareholders will automatically be reinvested in additional Common Shares of the Fund by the Plan Administrator. A Common Shareholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator before the record date of the next distribution through the Internet, by telephone or in writing.

1.         The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and Participants will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.         If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the Participants. The number of Newly Issued Common Shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the Participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

3.         The Plan Administrator maintains all Participants’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Participants for tax records. Common Shares in the account of each Participant will be held by the Plan Administrator on behalf of the Participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to Participants and vote proxies for Common Shares held under the Plan in accordance with the instructions of the Participants.

4.         In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.         There will be no charges with respect to Common Shares issued directly by the Fund. However, each Participant will pay a per Common Share fee incurred in connection with Open Market Purchases. The automatic reinvestment of Dividends will not relieve Participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividend. Participants that request a sale of Common Shares through the Plan Administrator will be subject to a sales fee for Common Share sold. All per Common Share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.         The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to Participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants.

7.         All correspondence or questions concerning the Plan should be directed to the Plan Administrator, U.S. Bancorp Fund Services, LLC, in writing to 615 East Michigan Street, Milwaukee, Wisconsin 53202.

PRIVACY NOTICE

PROTECTION AND SECURITY OF YOUR PERSONAL INFORMATION

KKR Credit Advisors US LLC (“KKR Credit Advisors (US)”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under U.S. federal law to limit some, but not all, sharing of personal information. U.S. federal law also requires us to inform you how we collect, share and protect your personal information. Investors may also have additional limiting rights under their respective State’s law. This notice is provided by KKR Credit Advisors (US), and it affiliates. Please read this notice carefully to understand what we do, and call us at (415) 315-3620 if you have any questions.

The Personal Information We Collect and How We Collect It

We collect the following types of personal information about individuals who are our investors:

•                  Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;

•                  Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and

•                  Information we receive from third parties such as demographic information and information collected to comply with law and regulation.

When you are no longer an investor with us, we continue to share your information as described in this notice.

How and Why We Share Personal Information

This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KKR Credit Advisors (US) chooses to share for this reason and, if we do share, whether you can limit this sharing.

•                  For everyday business purposes: KKR Credit Advisors (US) shares personal information for everyday business purposes, such as to

•                  process your transactions;

•                  provide financial products or services to you;

•                  maintain your investment(s);

•                  secure business services, including printing, mailing, and processing or analyzing data;

•                  secure professional services, including accounting and legal services; or

•                  respond to court orders and legal investigations.

•                  You cannot limit sharing by KKR Credit Advisors (US) for everyday business purposes.

•                  For our marketing purposes: KKR Credit Advisors (US) shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KKR Credit Advisors (US) for this reason.

•                  For joint marketing with other financial companies: KKR Credit Advisors (US) does not share personal information for joint marketing with other financial companies.

•                  For use by affiliates in providing products and services to you: KKR Credit Advisors (US) shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KAM for this reason.

•                  For the everyday business purposes of affiliates: KKR Credit Advisors (US) does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.

•                  For use by affiliates to market to you: KKR Credit Advisors (US) does not share personal information with affiliates so that they can market to you.

•                  For use by non-affiliates to market to you: KKR Credit Advisors (US) does not share personal information with non-affiliates so that they can market to you.

U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by non-affiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.

How We Protect Your Personal Information

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Definitions

Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KKR Credit Advisors (US) does not share with our affiliates, except to provide you products and services that meet your financial needs.

Non-affiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KKR Credit Advisors (US) does not share with non-affiliates so they can market to you.

Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KKR Credit Advisors (US) does not jointly market.

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual report.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Income Opportunities Fund

By	/s/ Suzanne Donohoe
Suzanne Donohoe, President

Date	6/26/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Suzanne Donohoe
Suzanne Donohoe, President

Date	6/26/15

By	/s/ Roshan Chagan
Roshan Chagan, Treasurer & Chief Financial Officer

Date	6/26/15